UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 29, 2014

Date of Report (Date of earliest event reported)

Fifth Street Asset Management Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36701	46-5610118
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. employer identification number)

777 West Putnam Avenue, 3rd Floor

Greenwich, CT 06830

(Address of principal executive offices, including zip code)

(203) 681-3600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR    240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR        240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Reorganization Documents

In connection with the initial public offering by Fifth Street Asset Management Inc. (“Fifth Street Asset Management”) of its Class A common stock, as described in the prospectus (the “Prospectus”), dated October 29, 2014, filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act of 1933, as amended, which is deemed to be part of the Registration Statement on Form S-1 (File No. 333-198613) (the “Registration Statement”), on October 30, 2014, the Amended and Restated Limited Partnership Agreement of Fifth Street Holdings L.P. (“Fifth Street Holdings”) was entered into by Fifth Street Asset Management Inc., as general partner, and the limited partners thereto.

In addition, Fifth Street Asset Management entered into: (i) the Exchange Agreement, dated as of November 4, 2014, by and among Fifth Street Asset Management, Fifth Street Holdings and the limited partners of Fifth Street Holdings party thereto; (ii) the Tax Receivable Agreement, dated as of October 29, 2014, by and among Fifth Street Asset Management, Fifth Street Holdings and the Principals, as defined therein; and (iii) the Registration Rights Agreement, dated as of November 4, 2014, by and among Fifth Street Asset Management, Fifth Street Holdings and the Covered Persons party thereto.

The description of the Amended and Restated Limited Partnership Agreement of Fifth Street Holdings, the Exchange Agreement, the Tax Receivable Agreement and the Registration Rights Agreement are qualified in their entirety by reference to such agreements that are filed herewith as exhibits 10.1, 10.2, 10.3 and 10.4, respectively, and incorporated herein by reference. The terms of these agreements are substantially the same as the terms set forth in the forms of such agreements filed as exhibits to the Registration Statement and as described therein.

Credit Agreement

On November 4, 2014, Fifth Street Holdings entered into a credit agreement for a new revolving credit facility (the “Credit Facility”) with the subsidiary guarantors party thereto, the lenders party thereto, and Sumitomo Mitsui Banking Corporation, as administrative agent (the “Credit Agreement”). The Credit Facility is an unsecured facility that provides up to $176 million of borrowing capacity. The Credit Facility bears interest at a variable rate based on either LIBOR or a base rate plus an applicable margin with an unused commitment fee paid quarterly, which is subject to change based on a total leverage ratio.

Borrowings under the Credit Facility initially accrue interest, at Fifth Street Holdings’ option, at an annual rate of either LIBOR plus 2.00% or a base rate plus 1.00% and the unused commitment fee under the facility will be 0.30% per annum. The Credit Agreement contains customary affirmative and negative covenants for agreements of this type, including financial maintenance requirements, delivery of financial and other information, compliance with laws, further assurances and limitations with respect to indebtedness, liens, fundamental changes, restrictive agreements, dispositions of assets, acquisitions and other investments, conduct of business and transactions with affiliates.

The Credit Facility has a term of five years.

The description of the Credit Agreement is qualified in its entirety by reference to the Credit Agreement that is filed herewith as exhibit 10.5 and incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Employment Agreements

Fifth Street Management LLC and FSC CT, Inc., subsidiaries of Fifth Street Asset Management, entered into employment agreements with each of Bernard D. Berman, Ivelin M. Dimitrov and Alexander C. Frank and an amended and restated employment agreement with Todd G. Owens. For further information regarding these employment agreements, see “Compensation of our Directors and Executive Officers — Employment Agreements with Bernard Berman, Ivelin Dimitrov and Alexander Frank” and “Compensation of our Directors and Executive Officers — Employment Agreement with Todd Owens” in the Prospectus. The employment agreements are filed herewith as exhibits 10.6, 10.7, 10.8 and 10.9. The terms of these agreements are substantially the same as the terms set forth in the forms of such agreements filed as exhibits to the Registration Statement and as described therein.

Fifth Street Asset Management Inc. 2014 Omnibus Incentive Plan

Effective October 29, 2014, the Board of Directors and sole stockholder (prior to the initial public offering) of Fifth Street Asset Management adopted the Fifth Street Asset Management Inc. 2014 Omnibus Incentive Plan (the “Omnibus Incentive Plan”). For further information regarding the Omnibus Incentive Plan, see “Compensation of our Directors and Executive Officers — 2014 Omnibus Incentive Plan” in the Prospectus. The Omnibus Incentive Plan is filed herewith as exhibit 10.10. The terms of the Omnibus Incentive Plan are substantially the same as the terms set forth in the form of such plan filed as an exhibit to the Registration Statement and as described therein.

Item 8.01. Other Events

On November 4, 2014, Fifth Street Asset Management completed its initial public offering by issuing 6,000,000 shares of Class A common stock at a public offering price of $17.00 per share. As contemplated in the Prospectus, Fifth Street Asset Management has used all of the proceeds from its initial public offering to purchase 6,000,000 limited partnership interests of Fifth Street Holdings.

On November 4, 2014, Fifth Street Asset Management issued a press release announcing the closing of its initial public offering. The press release is attached as Exhibit 99.1

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Amended and Restated Limited Partnership Agreement of Fifth Street Holdings L.P., dated as of October 29, 2014.

10.2	Exchange Agreement by and among Fifth Street Asset Management, Fifth Street Holdings and the limited partners of Fifth Street Holdings party thereto, dated as of November 4, 2014.

10.3	Tax Receivable Agreement, dated as of October 29, 2014, by and among Fifth Street Asset Management, Fifth Street Holdings and the Principals, as defined therein, dated as of October 29, 2014.

10.4	Registration Rights Agreement, by and among Fifth Street Asset Management, Fifth Street Holdings and the Covered Persons party thereto, dated as of November 4, 2014.

10.5	Credit Agreement, dated as of November 4, 2014, by and among Fifth Street Holdings L.P., the subsidiary guarantors party thereto, the lenders party thereto, and Sumitomo Mitsui Banking Corporation, as administrative agent.

10.6	Amended and Restated Employment Offer, by and among Fifth Street Management LLC, FSC CT, Inc. and Todd G. Owens, dated as of October 30, 2014.

10.7	Employment Agreement by and among Fifth Street Management LLC, FSC CT, Inc. and Bernard D. Berman, dated as of October 29, 2014.

10.8	Employment Agreement by and among Fifth Street Management LLC, FSC CT, Inc. and Alexander C. Frank, dated as of October 29, 2014.

10.9	Employment Agreement by and among Fifth Street Management LLC, FSC CT, Inc. and Ivelin M. Dimitrov, dated as of October 29, 2014.

10.10	Fifth Street Asset Management Inc. 2014 Omnibus Incentive Plan.

99.1	Press Release of Fifth Street Asset Management Inc., dated November 4, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIFTH STREET ASSET MANAGEMENT Inc.

Date: November 4, 2014	By:	/s/ Bernard D. Berman

Bernard D. Berman
Co-President and Chief Compliance Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amended and Restated Limited Partnership Agreement of Fifth Street Holdings L.P., dated as of October 29, 2014.

10.2	Exchange Agreement by and among Fifth Street Asset Management, Fifth Street Holdings and the limited partners of Fifth Street Holdings party thereto, dated as of November 4, 2014.

10.3	Tax Receivable Agreement, dated as of October 29, 2014, by and among Fifth Street Asset Management, Fifth Street Holdings and the Principals, as defined therein, dated as of October 29, 2014.

10.4	Registration Rights Agreement, by and among Fifth Street Asset Management, Fifth Street Holdings and the Covered Persons party thereto, dated as of November 4, 2014.

10.5	Credit Agreement, dated as of November 4, 2014, by and among Fifth Street Holdings L.P., the subsidiary guarantors party thereto, the lenders party thereto, and Sumitomo Mitsui Banking Corporation, as administrative agent.

10.6	Amended and Restated Employment Offer, by and among Fifth Street Management LLC, FSC CT, Inc. and Todd G. Owens, dated as of October 30, 2014.

10.7	Employment Agreement by and among Fifth Street Management LLC, FSC CT, Inc. and Bernard D. Berman, dated as of October 29, 2014.

10.8	Employment Agreement by and among Fifth Street Management LLC, FSC CT, Inc. and Alexander C. Frank, dated as of October 29, 2014.

10.9	Employment Agreement by and among Fifth Street Management LLC, FSC CT, Inc. and Ivelin M. Dimitrov, dated as of October 29, 2014.

10.10	Fifth Street Asset Management Inc. 2014 Omnibus Incentive Plan.

99.1	Press Release of Fifth Street Asset Management Inc., dated November 4, 2014.